UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2016

Date of reporting period:	September 1, 2015 — February 29, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGTAX

Putnam Global Technology Fund

Semiannual report
2|29|16

A world of investing.®

Putnam INVESTMENTS

This GLOBAL SECTOR FUND invests in stocks of technology companies worldwide.

Putnam
Global Technology
Fund

Semiannual report
2 | 29 | 16

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. The technology industries may be affected by technological obsolescence, short product cycles, falling prices and profits, competitive pressures, and general market conditions. The fund concentrates on a limited group of industries and is non-diversified. Because the fund may invest in fewer issuers, it is vulnerable to common economic forces and may result in greater losses and volatility. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Since the start of the year, stock markets around the world have experienced heightened volatility in response to a challenging investment environment. Many factors have fueled the market swings, including record low oil prices, fears of a global recession, China’s continued economic slowdown, and divergent monetary policies from central banks. Recently, within fixed-income markets, investors have generally sought traditional “safe havens” of higher-quality bonds.

In the United States, economic growth is positive, but remains tepid compared with past recoveries. Unemployment continues to fall, consumer spending is showing strength, and the housing market has been recovering. Moreover, the Federal Reserve has stated that its pace of interest-rate increases will be “gradual.”

Although today’s conditions may seem challenging, Putnam’s portfolio managers are positioned to maneuver in all types of markets with active investment strategies and support from a team of global equity research analysts. The interview on the following pages provides an overview of your fund’s performance for the reporting period ended February 29, 2016, as well as an outlook for the coming months.

In today’s market environment, it may be helpful for you to consult your financial advisor to ensure that your portfolio is aligned with your investment goals, time horizon, and risk tolerance.

As always, thank you for investing with Putnam.

About the fund

Pursuing growth opportunities in technology companies worldwide

In 1937, the year Putnam Investments was founded, a law student named Chester Carlson developed an innovative process for reproducing words on a page in just minutes. Despite the usefulness of his invention, he had a difficult time finding investors for his photocopier — which did not become commercially available until the Xerox Corporation began selling it in 1950. Successful investing, particularly in the technology sector, requires the ability to identify the value of a product, service, or business, and to capitalize on its long-term growth potential.

The magnitude of technological advances since Mr. Carlson invented his photocopier is astounding. Putnam Global Technology Fund seeks to capitalize on the potential of this sector — and the many innovations that are still to come. The fund combines the growth potential of technology stocks with Putnam's investment expertise, research capabilities, and global reach.

The fund can invest worldwide in small entrepreneurial firms, midsize companies with significant market share in new industries, and well-established giants with years of profitability.

Most areas of the economy are influenced by technology — from emerging companies with revolutionary new products to traditional businesses dependent on technological innovation. The fund's managers, with support from analysts in Putnam's Global Equity Research group, look across industries to find stocks that can help investors build wealth over time. Companies in the portfolio may range from computer hardware, software, storage, and security to technology consulting and Internet services.

Developments and events that have affected the technology sector

1958

The integrated circuit is introduced; also known as a "chip," it revolutionizes the world of electronics

1971

IBM introduces the first memory disc, an 8-inch plastic disc called "floppy" because of its flexibility

1982

TIME magazine names the computer "Machine of the Year"; a year earlier, IBM had introduced the PC

1989

Tim Berners-Lee builds the first Internet browser, the World Wide Web

2008

Number of Internet users surpasses one billion

2015

64% of American adults own a smartphone, up from 35% in 2011

The fund's 2008 inception post-dates many of these developments.

Sector investing at Putnam

In recent decades, innovation and business growth have propelled stocks in different industries to market-leading performance. Finding these stocks, many of which are in international markets, requires rigorous research and in-depth knowledge of global markets.

Putnam's sector funds invest in nine sectors worldwide and offer active management, risk controls, and the expertise of dedicated sector analysts. The funds' managers invest with flexibility and precision, using fundamental research to hand select stocks for the portfolios.

All sectors in one fund:

Putnam Global Sector Fund
A portfolio of individual Putnam Global Sector Funds that provides exposure to all sectors of the MSCI World Index.

Individual sector funds:

Global Consumer Fund
Retail, hotels, restaurants, media, food and beverages

Global Energy Fund
Oil and gas, energy equipment and services

Global Financials Fund
Commercial banks, insurance, diversified financial services, mortgage finance

Global Health Care Fund
Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund
Airlines, railroads, trucking, aerospace and defense, construction, commercial services

Global Natural Resources Fund
Metals, chemicals, oil and gas, forest products

Global Technology Fund
Software, computers, Internet services

Global Telecommunications Fund
Diversified and wireless telecommunications services

Global Utilities Fund
Electric, gas, and water utilities

2 Global Technology Fund

Global Technology Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4	Global Technology Fund

Interview with your fund’s portfolio managers

How would you describe the market environment for technology stocks for the six months ended February 29, 2016?

Neil: Strong bouts of volatility occurred throughout the semiannual period, with many equity indexes entering correction territory — down 10% or more from their recent peaks. Within the technology sector, stocks faced many headwinds, including China’s economic slowdown, low commodity prices, concerns about Federal Reserve rate hikes, the U.S. election cycle, and tensions in the Middle East.

At the start of the period, a significant recovery took place in technology stocks, after prices had fallen precipitously during a market correction in August that was triggered by an economic deceleration in China and the Chinese government’s surprise devaluation of its currency, the yuan. At the start of 2016, another massive drawdown took place, with many of last year’s tech leaders selling off dramatically — among them, the so-called “FANG” stocks of Facebook, Amazon, Netflix, and Google (now Alphabet). These pronounced market swings made for a challenging environment. During market drops, however, we sought to strategically add to our holdings in the portfolio in which we had strong conviction, while selling those holdings in which we believed the fundamentals had changed.

In this environment, Putnam Global Technology Fund’s class A shares posted a return of 2.91% before sales charge,

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/29/16. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 15.

Global Technology Fund	5

outperforming its benchmark, the MSCI World Information Technology Index [ND], which declined 0.49%. Much of the outperformance versus the benchmark was due to our stock selection.

What was the climate for technology stocks outside the United States?

Di: Performance of global technology stocks was essentially flat during the period. After a severe selloff in the first half of 2015, the stocks of Asian technology companies, excluding those based in Japan, held up fairly well, and delivered slightly positive performance for the past six months.

Chinese tech stocks, along with the broader Chinese stock market, exhibited great volatility during the period, as China’s central bank devaluation of the yuan created renewed concerns of a hard landing for the Chinese economy. An initial recovery in China’s stock market in October 2015 was dampened by a weakened demand outlook and renewed concerns over China’s growth as we entered 2016.

Policymakers in other regions and countries, including Europe and Japan, intensified discussions during the period about how to stimulate their economies. At the end of January, the Bank of Japan surprised markets by adopting sub-zero interest rates. By region, Japanese technology stocks fared the worst, as the unexpected appreciation of the Japanese yen caused concerns of earnings declines in 2016.

What are some examples of stocks that contributed to fund performance during the reporting period?

Neil: Our top contributor during the period was an out-of-benchmark holding in Ctrip.com, an online travel company based in Shanghai, China. Ctrip is the largest provider of travel services in China, offering online

Allocations are shown as a percentage of the fund’s net assets as of 2/29/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

6	Global Technology Fund

bookings for flights and accommodations. During the period, Ctrip acquired stakes in two other Chinese travel companies, Elong and Qunar, helping to solidify its dominant market position. Despite its economic troubles, China has had one of the strongest travel markets in the world, and we believe Ctrip is well positioned to capitalize if this trend continues.

Di: Underweighting Apple during the period helped performance versus the benchmark. We have held a negative view of Apple for many months, and continue to underweight the stock in the portfolio. While we like Apple’s loyal customers and expanding product base, we believe there is limited upside potential in the stock today. After the launch of the iPhone 6 in 2015, we believe expectations remain too high for Apple’s near-term earnings and the launch of the iPhone 7, due out this fall.

Neil: Amazon, an out-of-benchmark selection, was another top contributor. In addition to its successful online retail business, Amazon is the world’s largest player in the fast-growing cloud-computing business. The company’s Amazon Web Services [AWS] is growing at a fast clip, and we believe investors are beginning to appreciate its value. Our long-term outlook for Amazon is favorable — its core retail business continues to perform well, and we believe the cloud market opportunity is enormous, estimated to be worth over $1 trillion globally.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/29/16. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

Global Technology Fund	7

What were some examples of holdings that held back performance?

Neil: Lions Gate Entertainment, a film and TV production company based in Santa Monica, California, was the top detractor. An out-of-benchmark holding, the stock underperformed, largely due to disappointing box office results for its movie, The Hunger Games: Mockingjay, Part II. Going forward, we expect Lions Gate’s financial situation to strengthen as it monetizes its television and film content and pursues potential merger and strategic partnership opportunities.

An underweight to Microsoft detracted on a relative basis. During the period, we subsequently reduced the extent of that underweight, particularly after the stock experienced a significant selloff in January. We are more positive on Microsoft, particularly its cloud-computing business, Azure — not least because Microsoft CEO Satya Nadella is repositioning the company to place more emphasis on the Azure service.

Di: We held an overweight in the fund to Nintendo, which also hurt performance. Traditionally, Nintendo has been a console-based game maker, but it announced in early 2015 that it would be entering the mobile game market, which led to investor enthusiasm. However, when the mobile game launched in October, it was viewed as more of a social messaging application than a game. Investors were disappointed, and Nintendo shares suffered as a result. Another game is due out in the first half of 2016, and we are hopeful about its prospects. We still hold Nintendo in the portfolio, in part because of its strong intellectual property holdings, such as Mario Brothers and The Legend of Zelda.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Global Technology Fund

How did the semiconductor industry perform during the period?

Di: After having greatly underperformed in early 2015, the semiconductor industry slightly outperformed the broader technology sector in the past six months. Pockets of value among semiconductor stocks started to appear after the group’s decline in late summer 2015. Investors were attracted by the favorable trend of industry consolidation, which, in our view, should help companies to continue to expand earnings in a low-growth and low-revenue environment.

Within the portfolio, we maintained a significant underweight position within the semiconductor industry. At the same time, we are selectively positioned to potentially benefit from a number of what we expect may be promising long-term trends for this area of the technology sector, such as rising demand in the automotive industry, increasingly complex smartphones, and solid growth potential for Chinese semiconductor companies.

How did you use derivatives in the portfolio during the period?

During the period, we bought and sold forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. We used forward currency contracts to hedge foreign exchange risk.

What is your outlook for the global economy and the technology sector?

Neil: We believe that we are in a slower growth environment, but the macroeconomic indicators do not suggest that we are headed into recession in the United States, which is the world’s top market for technology. Some global pressures do exist, especially from China, but it looks to us as if that country’s economy may be headed for a soft landing, not a hard one.

Di: I would add that we are prepared for a new world economy characterized by lower growth and higher volatility. In the short term, I believe China is the biggest risk factor, given its impact on global commodity prices as well as being a top market for technology products. Regardless of these challenges, we believe the technology sector has the potential to outpace the larger stock market over the longer term, driven by innovation and growing demand around the world for technologically sophisticated products.

Thank you, Neil and Di, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Di Yao has an M.B.A. from the Columbia University Graduate School of Business, an M.S. in Computer Science from the University of Massachusetts, Boston, and a B.S. in Biochemistry from Fudan University in China. He has been in the investment industry since he joined Putnam in 2005.

Portfolio Manager Neil P. Desai has an M.B.A. from Harvard Business School and a B.A. in Economics from Duke University. He joined Putnam in 2012 and has been in the investment industry since 1997.

Global Technology Fund	9

IN THE NEWS

To remain in the European Union or to leave the European Union? That is the question British voters will answer when they head to polls on June 23. After months of debate, the question of a “Brexit,” shorthand for Britain’s possible exit from the 28-nation European Union (EU), will go before British voters in a referendum vote. Brexit supporters believe that departure from the Brussels-based partnership will help better serve Britain’s national interests on financial issues, immigration, and other matters. Brexit opponents argue that Britain’s EU membership affords the country certain benefits, including bargaining powers on issues of trade and defense. They also warn of dire economic consequences for Britain if a departure takes place, including negative effects on both the country’s currency and its credit rating. For the EU, the loss of Britain — the EU’s second-largest economy — would potentially weaken the union at a time when it is struggling with various issues, including slowing economic growth and an ongoing refugee crisis.

10	Global Technology Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 29, 2016, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/29/16

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	162.59%	147.50%	148.76%	148.76%	148.77%	148.77%	153.22%	144.36%	157.89%	167.27%
Annual average	14.36	13.42	13.50	13.50	13.50	13.50	13.78	13.22	14.07	14.64

5 years	45.31	36.96	39.94	37.94	39.96	39.96	41.70	36.74	43.47	47.08
Annual average	7.76	6.49	6.95	6.64	6.95	6.95	7.22	6.46	7.49	8.02

3 years	46.61	38.18	43.31	40.31	43.23	43.23	44.34	39.29	45.50	47.65
Annual average	13.60	11.38	12.74	11.95	12.72	12.72	13.01	11.68	13.31	13.87

1 year	0.49	–5.29	–0.26	–5.02	–0.31	–1.26	–0.02	–3.52	0.22	0.72

6 months	2.91	–3.01	2.57	–2.32	2.52	1.54	2.67	–0.93	2.81	3.06

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Global Technology Fund	11

Comparative index returns For periods ended 2/29/16

MSCI World Information Technology
Index (ND)

Life of fund	171.70%
Annual average	14.90

5 years	51.95
Annual average	8.73

3 years	41.88
Annual average	12.37

1 year	–6.78

6 months	–0.49

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Fund price and distribution information For the six-month period ended 2/29/16

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	—		—	—	—		—	—

Capital gains

Long-term gains	$1.045		$1.045	$1.045	$1.045		$1.045	$1.045

Short-term gains	—		—	—	—		—	—

Total	$1.045		$1.045	$1.045	$1.045		$1.045	$1.045

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/15	$21.18	$22.47	$20.10	$20.10	$20.47	$21.21	$20.85	$21.52

2/29/16	20.84	22.11	19.66	19.65	20.06	20.79	20.48	21.22

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

12	Global Technology Fund

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/16

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	179.73%	163.65%	164.83%	164.83%	164.85%	164.85%	169.63%	160.20%	174.64%	184.78%
Annual average	15.17	14.23	14.30	14.30	14.30	14.30	14.59	14.03	14.88	15.45

5 years	59.69	50.51	53.77	51.77	53.79	53.79	55.70	50.25	57.74	61.65
Annual average	9.81	8.52	8.99	8.70	8.99	8.99	9.26	8.48	9.54	10.08

3 years	52.76	43.98	49.41	46.41	49.34	49.34	50.55	45.29	51.62	53.91
Annual average	15.17	12.92	14.32	13.55	14.30	14.30	14.61	13.26	14.88	15.46

1 year	9.11	2.84	8.33	3.33	8.28	7.28	8.58	4.78	8.81	9.40

6 months	11.85	5.42	11.41	6.41	11.41	10.41	11.55	7.65	11.68	11.99

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year
ended 8/31/15*	1.26%	2.01%	2.01%	1.76%	1.51%	1.01%

Total annual operating expenses
for the fiscal year ended 8/31/15	1.74%	2.49%	2.49%	2.24%	1.99%	1.49%

Annualized expense ratio for the
six-month period ended 2/29/16	1.29%	2.04%	2.04%	1.79%	1.54%	1.04%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 12/30/16.

Global Technology Fund	13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 9/1/15 to 2/29/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.51	$10.27	$10.27	$9.02	$7.77	$5.25

Ending value (after expenses)	$1,029.10	$1,025.70	$1,025.20	$1,026.70	$1,028.10	$1,030.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 2/29/16, use the following calculation method. To find the value of your investment on 9/1/15, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.47	$10.22	$10.22	$8.97	$7.72	$5.22

Ending value (after expenses)	$1,018.45	$1,014.72	$1,014.72	$1,015.96	$1,017.21	$1,019.69

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14	Global Technology Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Information Technology Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the information technology sector.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Global Technology Fund	15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 29, 2016, Putnam employees had approximately $457,000,000 and the Trustees had approximately $123,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Global Technology Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Global Technology Fund	17

The fund’s portfolio 2/29/16 (Unaudited)

COMMON STOCKS (93.9%)*	Shares	Value

Communications equipment (2.2%)
Nokia OYJ (Finland) †	133,465	$804,677

		804,677
Diversified telecommunication services (2.3%)
Level 3 Communications, Inc. †	11,087	538,274

Telecom Italia SpA RSP (Italy)	420,385	321,295

		859,569
Household durables (1.6%)
Skyworth Digital Holdings, Ltd. (China)	1,070,070	602,771

		602,771
Internet and catalog retail (8.2%)
Amazon.com, Inc. †	2,731	1,508,932

Ctrip.com International, Ltd. ADR (China) † S	20,377	833,827

Delivery Hero Holding GmbH (acquired 6/12/15, cost $69,318)
(Private) (Germany) † ∆∆ F	9	60,305

Expedia, Inc.	6,075	632,468

		3,035,532
Internet software and services (30.3%)
Alibaba Group Holding, Ltd. ADR (China) † S	11,244	773,700

Alphabet, Inc. Class A †	501	359,327

Alphabet, Inc. Class C †	7,055	4,922,767

Criteo SA ADR (France) †	9,350	346,885

Facebook, Inc. Class A †	22,324	2,386,882

GoDaddy, Inc. Class A † S	14,712	461,221

Pandora Media, Inc. †	28,777	294,101

Tencent Holdings, Ltd. (China)	56,000	1,019,735

Wix.com, Ltd. (Israel) †	14,015	269,508

Yahoo!, Inc. †	12,484	396,866

		11,230,992
IT Services (12.3%)
Computer Sciences Corp.	21,594	622,123

Fidelity National Information Services, Inc.	8,025	467,456

MasterCard, Inc. Class A	6,501	565,067

PayPal Holdings, Inc. †	19,531	744,912

Visa, Inc. Class A	29,674	2,148,101

		4,547,659
Media (7.6%)
Charter Communications, Inc. Class A †	3,650	655,394

DISH Network Corp. Class A †	4,421	208,362

Liberty Global PLC Ser. C (United Kingdom) †	11,962	430,154

Lions Gate Entertainment Corp.	13,238	279,322

Live Nation Entertainment, Inc. †	29,763	654,488

Time Warner Cable, Inc.	3,105	592,620

		2,820,340
Real estate investment trusts (REITs) (2.4%)
American Tower Corp. R	4,460	411,212

Equinix, Inc. R	1,544	468,897

		880,109

18	Global Technology Fund

COMMON STOCKS (93.9%)* cont.	Shares	Value

Semiconductors and semiconductor equipment (2.1%)
Hua Hong Semiconductor, Ltd. 144A (acquired various dates from
11/17/15 to 1/7/16, cost $570,996) (China) † ∆∆	618,000	$570,922

SunEdison Semiconductor, Ltd. †	32,331	220,821

		791,743
Software (15.1%)
Activision Blizzard, Inc.	3,570	113,062

Adobe Systems, Inc. †	10,135	862,995

Microsoft Corp.	53,480	2,721,062

Mobileye NV (Israel) † S	9,569	310,610

Nexon Co., Ltd. (Japan)	12,100	180,595

Nintendo Co., Ltd. (Japan)	2,700	376,554

salesforce.com, Inc. †	9,658	654,330

TiVo, Inc. †	41,877	351,348

		5,570,556
Technology hardware, storage, and peripherals (9.8%)
Apple, Inc.	25,562	2,471,590

Casetek Holdings, Ltd. (Taiwan)	143,000	773,570

Konica Minolta Holdings, Inc. (Japan)	100	836

Lenovo Group, Ltd. (China)	456,000	382,321

		3,628,317

Total common stocks (cost $30,711,647)		$34,772,265

PREFERRED STOCKS (1.0%)*	Shares	Value

Samsung Electronics Co., Ltd. zero % cum. pfd. (South Korea)	471	$375,024

Total preferred stocks (cost $473,391)		$375,024

CONVERTIBLE PREFERRED STOCKS (0.5%)*	Shares	Value

Uber Technologies, Inc. Ser. E, 8.00% cv. pfd. (acquired 2/18/15, cost
$152,246) (Private) † ∆∆ F	4,502	$197,614

Total convertible preferred stocks (cost $152,246)		$197,614

U.S. TREASURY OBLIGATIONS (0.3%)*	Principal amount	Value

U.S. Treasury Inflation Protected Securities 2 1/8s, February 15, 2041 [i]	$94,010	$117,553

Total U.S. treasury obligations (cost $117,553)		$117,553

SHORT-TERM INVESTMENTS (8.7%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.57% [d]	2,132,767	$2,132,767

Putnam Short Term Investment Fund 0.41% L	1,083,937	1,083,937

Total short-term investments (cost $3,216,704)		$3,216,704

TOTAL INVESTMENTS

Total investments (cost $34,671,541)		$38,679,160

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Global Technology Fund	19

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2015 through February 29, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $37,020,216.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $828,841, or 2.2% of net assets.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $70,314 to cover certain derivative contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	76.8%	United Kingdom	1.2%

China	11.5	South Korea	1.0

Finland	2.2	France	1.0

Taiwan	2.1	Italy	0.9

Israel	1.6	Germany	0.2

Japan	1.5	Total	100.0%

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

20	Global Technology Fund

FORWARD CURRENCY CONTRACTS at 2/29/16 (aggregate face value $7,795,164) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Bank of America N.A.
	Euro	Buy	3/16/16	$125,805	$125,580	$225

	Barclays Bank PLC
	Canadian Dollar	Buy	4/20/16	48,413	47,115	1,298

	Hong Kong Dollar	Buy	5/18/16	9,144	9,142	2

	Japanese Yen	Buy	5/18/16	1,423,128	1,314,943	108,185

	Citibank, N.A.
	Japanese Yen	Buy	5/18/16	293,213	273,245	19,968

	Credit Suisse International
	Chinese Yuan
	(offshore)	Sell	5/18/16	3,450,738	3,382,336	(68,402)

	Swedish Krona	Buy	3/16/16	185,603	185,885	(282)

	Deutsche Bank AG
	British Pound	Buy	3/16/16	115,807	115,348	459

	British Pound	Sell	3/16/16	115,807	125,458	9,651

	Euro	Buy	3/16/16	407,341	398,710	8,631

	Euro	Sell	3/16/16	407,341	406,996	(345)

	JPMorgan Chase Bank N.A.
	Euro	Buy	3/16/16	76,070	74,459	1,611

	Japanese Yen	Buy	5/18/16	80,517	75,052	5,465

	Swedish Krona	Buy	3/16/16	126,264	124,644	1,620

	State Street Bank and Trust Co.
	British Pound	Sell	3/16/16	99,939	97,257	(2,682)

	Canadian Dollar	Buy	4/20/16	71,400	69,480	1,920

	Euro	Buy	3/16/16	144,197	128,007	16,190

	Israeli Shekel	Sell	4/20/16	472,090	471,020	(1,070)

	Japanese Yen	Sell	5/18/16	106,923	105,854	(1,069)

	UBS AG
	British Pound	Buy	3/16/16	85,602	85,264	338

	British Pound	Sell	3/16/16	85,602	92,762	7,160

	Canadian Dollar	Buy	4/20/16	44,496	43,304	1,192

	WestPac Banking Corp.
	Canadian Dollar	Buy	4/20/16	44,495	43,303	1,192

	Total					$111,257

Global Technology Fund	21

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$5,795,567	$602,771	$60,305

Financials	880,109	—	—

Information technology	22,464,734	4,109,210	—

Telecommunication services	538,274	321,295	—

Total common stocks	29,678,684	5,033,276	60,305

Convertible preferred stocks	—	—	197,614

Preferred stocks	—	375,024	—

U.S. treasury obligations	—	117,553	—

Short-term investments	1,083,937	2,132,767	—

Totals by level	$30,762,621	$7,658,620	$257,919

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$111,257	$—

Totals by level	$—	$111,257	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

22	Global Technology Fund

Statement of assets and liabilities 2/29/16 (Unaudited)

ASSETS

Investment in securities, at value, including $2,097,755 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $31,454,837)	$35,462,456
Affiliated issuers (identified cost $3,216,704) (Notes 1 and 5)	3,216,704

Cash	15,930

Foreign currency (cost $417,667) (Note 1)	419,720

Dividends, interest and other receivables	31,594

Receivable for shares of the fund sold	80,621

Receivable for investments sold	12,618

Receivable from Manager (Note 2)	7,362

Unrealized appreciation on forward currency contracts (Note 1)	185,107

Prepaid assets	44,574

Total assets	39,476,686

LIABILITIES

Payable for shares of the fund repurchased	51,364

Payable for custodian fees (Note 2)	3,994

Payable for investor servicing fees (Note 2)	13,105

Payable for Trustee compensation and expenses (Note 2)	2,773

Payable for administrative services (Note 2)	99

Payable for distribution fees (Note 2)	14,749

Unrealized depreciation on forward currency contracts (Note 1)	73,850

Collateral on securities loaned, at value (Note 1)	2,132,767

Collateral on certain derivative contracts, at value (Note 1)	117,553

Other accrued expenses	46,216

Total liabilities	2,456,470

Net assets	$37,020,216

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$33,328,721

Accumulated net investment loss (Note 1)	(301,069)

Distributions in excess of gains on investments and foreign currency transactions (Note 1)	(126,771)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	4,119,335

Total — Representing net assets applicable to capital shares outstanding	$37,020,216

(Continued on next page)

Global Technology Fund	23

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($22,433,759 divided by 1,076,498 shares)	$20.84

Offering price per class A share (100/94.25 of $20.84)*	$22.11

Net asset value and offering price per class B share ($2,790,130 divided by 141,949 shares)**	$19.66

Net asset value and offering price per class C share ($4,272,127 divided by 217,384 shares)**	$19.65

Net asset value and redemption price per class M share ($227,791 divided by 11,356 shares)	$20.06

Offering price per class M share (100/96.50 of $20.06)*	$20.79

Net asset value, offering price and redemption price per class R share
($162,646 divided by 7,942 shares)	$20.48

Net asset value, offering price and redemption price per class Y share
($7,133,763 divided by 336,188 shares)	$21.22

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

24	Global Technology Fund

Statement of operations Six months ended 2/29/16 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $2,340)	$126,391

Interest (including interest income of $2,713 from investments in affiliated issuers) (Note 5)	2,989

Securities lending (Note 1)	4,909

Total investment income	134,289

EXPENSES

Compensation of Manager (Note 2)	99,563

Investor servicing fees (Note 2)	32,892

Custodian fees (Note 2)	5,730

Trustee compensation and expenses (Note 2)	1,045

Distribution fees (Note 2)	55,845

Administrative services (Note 2)	545

Auditing and tax fees	25,881

Blue sky expense	36,933

Other	13,677

Fees waived and reimbursed by Manager (Note 2)	(51,742)

Total expenses	220,369

Expense reduction (Note 2)	(375)

Net expenses	219,994

Net investment loss	(85,705)

Net realized gain on investments (Notes 1 and 3)	111,698

Net realized loss on foreign currency transactions (Note 1)	(14,133)

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	91,647

Net unrealized depreciation of investments during the period	(420,513)

Net loss on investments	(231,301)

Net decrease in net assets resulting from operations	$(317,006)

The accompanying notes are an integral part of these financial statements.

Global Technology Fund	25

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 2/29/16*	Year ended 8/31/15

Operations:
Net investment loss	$(85,705)	$(78,349)

Net realized gain on investments
and foreign currency transactions	97,565	1,969,070

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(328,866)	(1,791,084)

Net increase (decrease) in net assets resulting
from operations	(317,006)	99,637

Distributions to shareholders (Note 1):
From ordinary income
Net realized short-term gain on investments

Class A	—	(181,344)

Class B	—	(21,510)

Class C	—	(23,985)

Class M	—	(2,095)

Class R	—	(752)

Class Y	—	(59,098)

From net realized long-term gain on investments
Class A	(1,002,334)	(629,585)

Class B	(128,018)	(74,678)

Class C	(175,759)	(83,270)

Class M	(13,532)	(7,275)

Class R	(6,441)	(2,612)

Class Y	(336,433)	(205,176)

Increase from capital share transactions (Note 4)	14,486,747	6,703,167

Total increase in net assets	12,507,224	5,511,424

NET ASSETS

Beginning of period	24,512,992	19,001,568

End of period (including accumulated net investment loss
of $301,069 and $215,364, respectively)	$37,020,216	$24,512,992

* Unaudited.

The accompanying notes are an integral part of these financial statements.

26	Global Technology Fund

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Global Technology Fund	27

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	From				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net realized gain	return	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	on investments	of capital	distributions	fees	end of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)

Class A
February 29, 2016**	$21.18	(.05)	.76	.71	(1.05)	—	(1.05)	—	$20.84	2.91*	$22,434	.64*	(.21)*	23*
August 31, 2015	22.00	(.05)	.34	.29	(1.11)	—	(1.11)	—	21.18	1.21	16,193	1.26	(.22)	111
August 31, 2014	16.67	(.04)	5.37	5.33	—	—	—	—	22.00	31.97	10,313	1.29	(.22)	50
August 31, 2013	16.26	.01	.40	.41	—	—	—	—[e]	16.67	2.52	8,355	1.36	.05	54
August 31, 2012	14.86	(.02)	2.17	2.15	(.73)	(.02)	(.75)	—[e]	16.26	15.32	8,471	1.41	(.14)	45
August 31, 2011	13.26	(.04)	2.02	1.98	(.38)	—	(.38)	—[e]	14.86	14.78	7,886	1.40	(.24)	101

Class B
February 29, 2016**	$20.10	(.12)	.73	.61	(1.05)	—	(1.05)	—	$19.66	2.57*	$2,790	1.01*	(.58)*	23*
August 31, 2015	21.09	(.20)	.32	.12	(1.11)	—	(1.11)	—	20.10	.43	2,137	2.01	(.98)	111
August 31, 2014	16.10	(.18)	5.17	4.99	—	—	—	—	21.09	30.99	1,781	2.04	(.97)	50
August 31, 2013	15.82	(.11)	.39	.28	—	—	—	—[e]	16.10	1.77	1,105	2.11	(.70)	54
August 31, 2012	14.59	(.13)	2.11	1.98	(.73)	(.02)	(.75)	—[e]	15.82	14.41	996	2.16	(.88)	45
August 31, 2011	13.12	(.15)	2.00	1.85	(.38)	—	(.38)	—[e]	14.59	13.93	691	2.15	(1.00)	101

Class C
February 29, 2016**	$20.10	(.12)	.72	.60	(1.05)	—	(1.05)	—	$19.65	2.52*	$4,272	1.01*	(.59)*	23*
August 31, 2015	21.09	(.20)	.32	.12	(1.11)	—	(1.11)	—	20.10	.43	2,599	2.01	(.98)	111
August 31, 2014	16.09	(.18)	5.18	5.00	—	—	—	—	21.09	31.08	1,801	2.04	(.98)	50
August 31, 2013	15.82	(.11)	.38	.27	—	—	—	—[e]	16.09	1.71	1,199	2.11	(.70)	54
August 31, 2012	14.59	(.13)	2.11	1.98	(.73)	(.02)	(.75)	—[e]	15.82	14.41	1,116	2.16	(.87)	45
August 31, 2011	13.12	(.15)	2.00	1.85	(.38)	—	(.38)	—[e]	14.59	13.93	749	2.15	(1.00)	101

Class M
February 29, 2016**	$20.47	(.10)	.74	.64	(1.05)	—	(1.05)	—	$20.06	2.67*	$228	.89*	(.48)*	23*
August 31, 2015	21.40	(.16)	.34	.18	(1.11)	—	(1.11)	—	20.47	.72	188	1.76	(.74)	111
August 31, 2014	16.30	(.14)	5.24	5.10	—	—	—	—	21.40	31.29	162	1.79	(.72)	50
August 31, 2013	15.98	(.07)	.39	.32	—	—	—	—[e]	16.30	2.00	92	1.86	(.44)	54
August 31, 2012	14.69	(.10)	2.14	2.04	(.73)	(.02)	(.75)	—[e]	15.98	14.73	103	1.91	(.64)	45
August 31, 2011	13.18	(.12)	2.01	1.89	(.38)	—	(.38)	—[e]	14.69	14.18	98	1.90	(.77)	101

Class R
February 29, 2016**	$20.85	(.09)	.77	.68	(1.05)	—	(1.05)	—	$20.48	2.81*	$163	.76*	(.39)*	23*
August 31, 2015	21.73	(.10)	.33	.23	(1.11)	—	(1.11)	—	20.85	.94	165	1.51	(.45)	111
August 31, 2014	16.50	(.09)	5.32	5.23	—	—	—	—	21.73	31.70	50	1.54	(.47)	50
August 31, 2013	16.14	(.03)	.38	.35	—	—	—	.01	16.50	2.23	24	1.61	(.17)	54
August 31, 2012	14.80	(.05)	2.14	2.09	(.73)	(.02)	(.75)	—[e]	16.14	14.96	65	1.66	(.35)	45
August 31, 2011	13.24	(.08)	2.02	1.94	(.38)	—	(.38)	—[e]	14.80	14.50	32	1.65	(.51)	101

Class Y
February 29, 2016**	$21.52	(.03)	.78	.75	(1.05)	—	(1.05)	—	$21.22	3.06*	$7,134	.51*	(.11)*	23*
August 31, 2015	22.29	—[e]	.34	.34	(1.11)	—	(1.11)	—	21.52	1.43	3,231	1.01	.01	111
August 31, 2014	16.84	.01	5.44	5.45	—	—	—	—	22.29	32.36	4,894	1.04	.03	50
August 31, 2013	16.39	.05	.40	.45	—	—	—	—[e]	16.84	2.75	1,794	1.11	.31	54
August 31, 2012	14.94	.02	2.18	2.20	(.73)	(.02)	(.75)	—[e]	16.39	15.58	1,779	1.16	.13	45
August 31, 2011	13.30	—[e]	2.02	2.02	(.38)	—	(.38)	—[e]	14.94	15.04	1,182	1.15	—[f]	101

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28	Global Technology Fund	Global Technology Fund	29

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

February 29, 2016	0.16%

August 31, 2015	0.48

August 31, 2014	0.74

August 31, 2013	0.49

August 31, 2012	0.53

August 31, 2011	0.60

e Amount represents less than $0.01 per share.

f Amount represents less than 0.01%.

The accompanying notes are an integral part of these financial statements.

30	Global Technology Fund

Notes to financial statements 2/29/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2015 through February 29, 2016.

Putnam Global Technology Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund concentrates in the technology industries. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in securities of companies in the technology industries. This policy may be changed only after 60 days’ notice to shareholders. Potential investments include companies that have, or will develop, products, processes or services that will provide advances and improvements through technology to consumers, enterprises and governments worldwide. The fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and effective November 1, 2015, class M shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to

Global Technology Fund	31

Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

32	Global Technology Fund

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $68,684 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability

Global Technology Fund	33

company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $2,132,767 and the value of securities loaned amounted to $2,097,755.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $189,458 of late year ordinary losses ((i) ordinary losses recognized during the period between January 1, 2015 and August 31, 2015, and (ii) specified ordinary and currency losses recognized during the period between November 1, 2014 and August 31, 2015), to its fiscal year ending August 31, 2016.

The aggregate identified cost on a tax basis is $34,842,830, resulting in gross unrealized appreciation and depreciation of $6,463,164 and $2,626,834, respectively, or net unrealized appreciation of $3,836,330.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

34	Global Technology Fund

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,

0.730%	of the next $5 billion,	0.560%	of the next $50 billion,

0.680%	of the next $10 billion,	0.550%	of the next $100 billion and

0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

Putnam Management has contractually agreed, through December 30, 2016, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $51,742 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$20,508	Class R	138

Class B	2,593	Class Y	5,907

Class C	3,516	Total	$32,892

Class M	230

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $57 under the expense offset arrangements and by $318 under the brokerage/service arrangements.

Global Technology Fund	35

Each Independent Trustee of the fund receives an annual Trustee fee, of which $27, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$24,985	Class M	845

Class B	12,684	Class R	329

Class C	17,002	Total	$55,845

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $18,354 and $8 from the sale of class A and class M shares, respectively, and received $1,287 and $136 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$18,300,394	$6,871,556

U.S. government securities (Long-term)	—	—

Total	$18,300,394	$6,871,556

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

36	Global Technology Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 2/29/16		Year ended 8/31/15

Class A	Shares	Amount	Shares	Amount

Shares sold	397,960	$9,016,870	563,625	$12,339,322

Shares issued in connection with
reinvestment of distributions	43,207	983,396	36,795	795,138

	441,167	10,000,266	600,420	13,134,460

Shares repurchased	(129,298)	(2,761,554)	(304,606)	(6,538,859)

Net increase	311,869	$7,238,712	295,814	$6,595,601

	Six months ended 2/29/16		Year ended 8/31/15

Class B	Shares	Amount	Shares	Amount

Shares sold	36,992	$776,567	34,287	$711,991

Shares issued in connection with
reinvestment of distributions	5,875	126,254	4,660	96,045

	42,867	902,821	38,947	808,036

Shares repurchased	(7,234)	(151,781)	(17,093)	(354,955)

Net increase	35,633	$751,040	21,854	$453,081

	Six months ended 2/29/16		Year ended 8/31/15

Class C	Shares	Amount	Shares	Amount

Shares sold	102,164	$2,140,756	56,366	$1,168,303

Shares issued in connection with
reinvestment of distributions	8,060	173,215	5,085	104,811

	110,224	2,313,971	61,451	1,273,114

Shares repurchased	(22,137)	(439,383)	(17,582)	(362,167)

Net increase	88,087	$1,874,588	43,869	$910,947

	Six months ended 2/29/16		Year ended 8/31/15

Class M	Shares	Amount	Shares	Amount

Shares sold	4,206	$95,345	2,329	$49,972

Shares issued in connection with
reinvestment of distributions	617	13,532	447	9,370

	4,823	108,877	2,776	59,342

Shares repurchased	(2,642)	(53,196)	(1,159)	(24,137)

Net increase	2,181	$55,681	1,617	$35,205

	Six months ended 2/29/16		Year ended 8/31/15

Class R	Shares	Amount	Shares	Amount

Shares sold	5,443	$122,074	6,875	$147,976

Shares issued in connection with
reinvestment of distributions	169	3,791	89	1,901

	5,612	125,865	6,964	149,877

Shares repurchased	(5,600)	(116,869)	(1,326)	(28,184)

Net increase	12	$8,996	5,638	$121,693

Global Technology Fund	37

	Six months ended 2/29/16		Year ended 8/31/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	254,466	$5,971,245	135,375	$3,000,938

Shares issued in connection with
reinvestment of distributions	14,516	336,200	12,045	264,027

	268,982	6,307,445	147,420	3,264,965

Shares repurchased	(82,924)	(1,749,715)	(216,901)	(4,678,325)

Net increase (decrease)	186,058	$4,557,730	(69,481)	$(1,413,360)

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R	1,259	15.9%	$25,784

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$—	$13,193,930	$12,109,993	$2,713	$1,083,937

Totals	$—	$13,193,930	$12,109,993	$2,713	$1,083,937

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund concentrates a majority of its investments in the technology sector, which involves more risk than a fund that invests more broadly.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$8,100,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$185,107	Payables	$73,850

Total		$185,107		$73,850

38	Global Technology Fund

The following is a summary of realized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(4,114)	$(4,114)

Total	$(4,114)	$(4,114)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$85,348	$85,348

Total	$85,348	$85,348

Global Technology Fund	39

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Forward currency contracts#	$225	$109,485	$19,968	$—	$18,741	$8,696	$18,110	$8,690	$1,192	$185,107

Total Assets	$225	$109,485	$19,968	$—	$18,741	$8,696	$18,110	$8,690	$1,192	$185,107

Liabilities:

Forward currency contracts#	—	—	—	68,684	345	—	4,821	—	—	73,850

Total Liabilities	$—	$—	$—	$68,684	$345	$—	$4,821	$—	$—	$73,850

Total Financial and Derivative Net Assets	$225	$109,485	$19,968	$(68,684)	$18,396	$8,696	$13,289	$8,690	$1,192	$111,257

Total collateral received (pledged)†##	$—	$109,485	$—	$—	$—	$—	$—	$—	$—

Net amount	$225	$—	$19,968	$(68,684)	$18,396	$8,696	$13,289	$8,690	$1,192

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

40	Global Technology Fund	Global Technology Fund	41

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free Income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax-Free High Yield Fund
Value
Convertible Securities Fund	State tax-free income funds†:
Equity Income Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.

42	Global Technology Fund

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your	RetirementReady® 2020 Fund
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Global Technology Fund	43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44	Global Technology Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	James F. Clark
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	Katinka Domotorffy
Putnam Investments Limited	John A. Hill	Michael J. Higgins
57–59 St James’s Street	Paul L. Joskow	Vice President, Treasurer,
London, England SW1A 1LD	Kenneth R. Leibler	and Clerk
Robert E. Patterson
Investment Sub-Advisor	George Putnam, III	Janet C. Smith
The Putnam Advisory	Robert L. Reynolds	Vice President,
Company, LLC	W. Thomas Stephens	Principal Accounting Officer,
One Post Office Square		and Assistant Treasurer
Boston, MA 02109	Officers
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	President	Vice President and
Putnam Retail Management		Assistant Treasurer
One Post Office Square	Jonathan S. Horwitz
Boston, MA 02109	Executive Vice President,	James P. Pappas
	Principal Executive Officer, and	Vice President
Custodian	Compliance Liaison
State Street Bank		Mark C. Trenchard
and Trust Company	Steven D. Krichmar	Vice President and
	Vice President and	BSA Compliance Officer
Legal Counsel	Principal Financial Officer
Ropes & Gray LLP		Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Global Technology Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA722
299626 4/16

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 28, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: April 28, 2016